UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01735

fpa NEW Income, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

March 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA New Income, Inc.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA New Income, Inc. (the "Fund") returned 0.37% in the first quarter of 2021.

As of March 31, 2021, the portfolio had a yield-to-worst1 of 1.18% and an effective duration of 1.44 years. Reflation optimism (or concerns, depending on the perspective) steepened the Treasury yield curve during the quarter. However, short-maturity risk-free rates up to two years remain mired near historically low levels. At the same time, spreads on high-quality (rated single-A or higher), short-maturity bonds were largely unchanged and spreads on high-yield-rated debt declined, resulting in less absolute compensation for investors, despite the increase in benchmark risk-free rates.2 On the whole, due to an unattractive yield environment offering insufficient absolute compensation for duration or credit risk, we believe the investment opportunity set for the Fund is limited. We remain focused on protecting capital while trying to earn a return that does not unduly expose our investors to uncompensated credit and mark-to-market risk. Consequently, most of our investment activity is directed toward high-quality, short maturity bonds, while keeping an eye out for attractive credit investments (rated BBB or lower). We had previously purchased Treasuries to hedge the portfolio against potential negative economic outcomes. As described in more detail below, given the greater prospects for reflation-induced higher yields, we shortened the duration of our Treasury hedge. The Fund's credit exposure (investments rated BBB or lower) increased from 7.3% as of December 31, 2020 to 9.2% as of March 31, 2021. Cash and equivalents decreased from 5.1% of the portfolio to 0.9% over the same period.

Portfolio Attribution3

The largest contributor to Fund performance during the quarter was the corporate holdings sector (includes corporate bonds, bank debt and equity), which generally benefited from higher prices as a result of a continued compression in credit spreads and appreciation in risk assets. The second largest contributor to performance was collateralized loan obligations (CLOs), which are part of ABS sector in the table below, with the return driven by a combination of higher prices and coupon payments. The third largest contributor to performance were asset-backed securities backed by auto loans or leases with the return predominantly due to coupon payments.

The largest detractor from performance during the quarter was five-year and three-year maturity Treasury bonds, which declined in price due to rising market yields. As noted in recent quarterly commentaries, we invested

1  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of March 31, 2021, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 1.37%/1.29% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

2  Investments rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated investments. High-yielding, non-investment grade investments involve higher risks than investment grade investments. Investments with credit ratings of CCC or below have a high default risk.

3  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions or sectors purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Past performance is no guarantee, nor is it indicative, of future results.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

in these Treasury bonds as a hedge against macroeconomic weakness. Though the position is sized and risk-managed with the goal of achieving a positive return for the overall portfolio over the course of a year, we recognized that the Fund could lose money on these Treasury positions in the event yields increased, which is what happened during the quarter. The second and third largest detractors from Fund performance were agency commercial mortgage-backed securities, which are part of CMBS sector in the table below, and non-agency residential mortgage-backed securities backed by reperforming mortgages (included in CMO sector). In both cases, these returns were predominantly impacted by fast prepayment speeds against dollar price premiums on the portfolio's bonds.

Portfolio Activity

The table below shows the portfolio's sector level exposures as of March 31, 2021 as compared to December 31, 2020:

Sector	% Portfolio 12/31/2020	% Portfolio 3/31/2021
ABS	61.0	56.2
Mortgage Backed (CMO)[4]	6.6	7.4
Stripped Mortgage-backed	1.4	1.0
Corporate	4.6	5.0
CMBS[4]	7.1	8.2
Mortgage Pass-through	0.1	0.1
U.S. Treasury	13.9	21.2
Cash and equivalents[5]	5.3	0.9
Total	100.0	100.0
Yield-to-worst[6]	1.27%	1.18%
Effective Duration (years)	1.52	1.44
Average Life (years)	1.77	1.75

The dominant storylines in the bond market for the past three months have been reflation (i.e., economic growth and concomitant inflation) and rising rates. An acceleration in the pace of vaccinations, declining U.S. COVID-19 cases, hospitalizations and deaths and the phased re-opening of the U.S. economy have led to optimism about a return to normalcy and with it, robust U.S. economic growth. With those growth expectations come

4  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

5  A significant portion of the investment activity occurred toward the end of the quarter, resulting in cash and equivalents ending the quarter at 0.9% of the portfolio. Quarter-end statistics represent a snapshot in time and may not be representative of the typical exposure. Specifically, the cash and equivalents at the end of the quarter was abnormally low and does not represent our typical ongoing cash and equivalents balance. Having said that, even with the low quarter-end cash and equivalents balance, the Fund still maintained significant liquidity, most notably with over 21% of the portfolio in Treasuries.

6  Please see Footnote 1 for definition of yield-to-worst and for the Fund's subsidized and unsubsidized SEC Yield as of March 31, 2021.

Past performance is no guarantee, nor is it indicative, of future results.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

expectations of higher inflation and an eventual tightening of monetary policy which, per the Federal Reserve, would happen via a tapering of asset purchases and, subsequently, raising interest rates. Indeed, reflecting these expectations, Treasury yields rose significantly during the quarter as shown in the graph below, which compares the Treasury yield curve at the end of 2020 with the yield curve at the end of the Q1 2021:

Chart data as of the dates shown. Source: Bloomberg.

Yet, notably, the front end of the curve did not move much with yields there relatively unchanged during the quarter. The reason is that Federal Reserve Chairman Powell has pledged that monetary policy changes will be outcome-driven, rather than preemptive in nature. In other words, Powell does not plan to tighten monetary policy until he and his colleagues see the whites in the eyes of inflation. This is in addition to including the unemployment rate as part of the tightening calculus. Importantly, Powell has made clear that the Fed will ignore near-term inflation data because it is expected to look robust compared to the prior year's declining prices (the so-called "base effect"). In combination with a stated policy goal of targeting average inflation of 2% (i.e., allowing inflation above 2% to offset years of inflation below 2%), the Federal Reserve's approach means that the market does not expect higher rates for quite some time. As of now, market prices suggest that the Fed won't raise interest rates until the second half of 2022.

Despite a seemingly long runway until rate liftoff, it is clear from the rapid rise in longer maturity Treasury yields over the past three months that things can change quickly. Most of the increase in yields during the quarter occurred over a few weeks, catching many market participants off guard, particularly those who owned long maturity bonds or other long duration investments.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

We were not among those caught off guard. We pointed out at the end of 2020 that duration risk in the investment grade bond market was historically high and the compensation for that risk historically low. In comparison, we invested in short duration bonds which fared well as the Treasury yield curve steepened while the long duration Bloomberg Barclays Aggregate Bond Index, as a proxy for the broad investment grade bond market, lost 3.4% year-to-date, its worst quarterly performance ever.7

However, the portfolio is not completely immune to rising market yields. Specifically, our portfolio hedge is more vulnerable to increases in yield. Please refer to our Q3 2020 letter for a discussion of the rationale for the portfolio hedge. In short, the Fund owns Treasury notes to protect against a macroeconomic failure to launch. Despite the progress in the United States against COVID-19, it is not yet clear sailing for the United States and world economies. Not all U.S. states have made the same progress in vaccinating their populations. Moreover, while the country has made substantial progress in vaccinations, for the United States to reach its full growth potential, the rest of the world must make similar progress and, unfortunately, that has not yet been the case. States and countries continue to face the challenges of vaccine hesitancy and vaccination logistics. Further, concerns have been raised about the safety of two prominent vaccines, both of which are important for reaching people who are farther from the supply chain or are less able or likely to travel to a vaccination site. Finally, the rise of more transmissible and possibly more dangerous variants creates a race between the virus and the pace of vaccinations. The ultimate goal is herd immunity. Anything that gets in the way of that goal extends the economic growth curve and possibly bends it down. We have hedged against this possibility of weaker growth and inflation by investing in three-year and five-year maturity Treasury notes. We expect that these Treasuries would add value to the portfolio in a weak growth environment due to greater monetary easing and/or a change in market expectations of future tightening.

Entering the first quarter, approximately 14% of the portfolio was held in five-year maturity Treasury bonds. As January progressed, it appeared the probability of stronger economic growth and more robust inflation had increased, which reduced the value of long duration Treasuries as a hedge and made it less desirable to own exposure to the possibility of a steeper yield curve. As such, toward the end of January, we took advantage of the liquidity in Treasuries to reduce the duration of the Treasury hedge by selling approximately half of the five-year Treasuries and buying three-year Treasuries. Subsequently, when the Treasury yield curve steepened, the negative impact on the Treasury position was much less than it otherwise would have been had we not reduced the duration. We added further to the three-year Treasury component later in the quarter. In total, the duration of the overall Treasury position was reduced from approximately five years to approximately 3.5 years at March 31. What has not changed is that the Treasury position is not a "set it and forget it" type of investment: we will continue to manage the Treasury position in a manner that seeks to achieve an upside versus downside return for the portfolio that's consistent with our return objectives, including our objective of a positive 12-month return for the overall portfolio. Despite the negative impact from the Treasury hedge year-to-date, the Fund ended the quarter in the top quintile of the Morningstar short-term bond category for year-to-date performance, and provided a more attractive return than either the Bloomberg Barclays Aggregate Bond Index or the Bloomberg Barclays 1-3 Yr. Aggregate Bond Index.

Even though longer maturity Treasury yields increased during the quarter, as it stands today, the investment environment remains challenging, marked by low risk-free yields and low spreads. For reference, the following graphs show the historical yield and spread on the Bloomberg Barclays Aggregate Bond Index, the Bloomberg

7  Note, a fixed income investment's yield has an inverse relationship to its price. As yield rises, price declines. A steepening yield curve typically indicates stronger economic activity and rising inflation expectations, and thus higher interest rates.

Past performance is no guarantee, nor is it indicative, of future results.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Barclays 1-3 Yr. Aggregate Bond Index, the Bloomberg Barclays High Yield Index and the Credit Suisse Leveraged Loan Index. The last chart shows the duration of the Bloomberg Barclays Aggregate Bond Index. We show these charts because, as absolute return investors, historical context is valuable. These charts all tell a similar story: we are still in an historically expensive market, with yields and spreads near all-time lows. The last chart further shows that, despite the steepening of the yield curve, the compensation for duration risk in investment grade bonds is also still near a historical low (as measured by the ratio of yield-to-worst to duration and using the Bloomberg Barclays Aggregate Bond Index as a proxy for the investment-grade bond market).

Bloomberg Barclays U.S. Aggregate Bond Index

Source: Bloomberg Barclays. Chart data from January 30, 1976 through March 31, 2021. Spread data for the Bloomberg Barclays U.S. Aggregate Bond Index ("Index") is not available prior to November 25, 1998. YTW is Yield to Worst. The Index is a broad-based index that measure the investment grade, US dollar denominated, fixed rate taxable bond market.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index

Source: Bloomberg Barclays. Chart data from January 29, 1993 through March 31, 2021. YTW is Yield to Worst.

Bloomberg Barclays U.S. High Yield Bond Index

Source: Bloomberg Barclays. Chart data from December 31, 1986 through March 31, 2021. High yield bonds are bonds that pay higher interest rates because they have lower credit ratings than investment grade bonds. Spread data is not available prior to November 25, 1998.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Credit Suisse Leveraged Loan Index

Chart data from June 30, 2008 through March 31, 2021. Source: Credit Suisse. YTM is yield to maturity. Discount Margin to Maturity is the average expected return of a floating rate security that's earned in addition to the index underlying, or reference rate of, the loan. The size of the discount margin depends on the price of the floating or variable rate loan.

Bloomberg Barclays U.S. Aggregate Bond Index

Source: Bloomberg Barclays. Chart data from January 30, 1976 through March 31, 2021.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Applying a consistent absolute return approach to investing that we have been practicing for decades, we have built a portfolio that has a higher yield-to-worst and shorter duration than its peers8 and comparable indices while, in many cases, taking on less credit risk. With yields still near historical lows, yes, it is possible that bond prices could keep rising and yields could decline further but is it probable? If yields were to decline, in the short-term, the Fund could produce a positive return while underperforming its peers. However, if yields increase or are unchanged, our investors should be better off in the short and long-term as a result of capital preservation and the ability to compound preserved capital at more attractive yields in the future.

Macroeconomic Commentary

According to the Bloomberg Economist Survey, Q1 2021 real GDP growth is estimated to be just 0.01%, but Q2 is estimated at 12.2%, Q3 at 6.4% and Q4 at 6.5% on a year-over-year basis.9 As context, over the past 50 years this data set has averaged 2.7% with the highest recorded change of 8.6% in the first quarter of 1984. We understand these are estimates but they do indicate that economists are predicting a very robust recovery for 2021. The increase in vaccinations and the easing of social restrictions in most areas of the country are broad indicators that support these estimates. Note that these same economists expect growth to sequentially slow in 2022 and 2023 to 4.0% and 2.5% respectively on an annual basis. We have no idea if these estimates will turn out to be accurate, but we cite them here as context for why optimism in the capital markets is elevated today and as the basis for the inflation story that took hold during the first quarter of 2021.

The table below shows the inflation implied by bonds maturing in the next five years based on the difference between the yield on a nominal Treasury and the real yield of the corresponding Treasury Inflation Protection Security.10 The Federal Reserve buys $80 billion per month of Treasuries, so we recognize this analysis is somewhat distorted, but we feel it's still a reasonable analytical tool.

Maturity	As of December 31, 2020	As of March 31, 2021
1 Year	2.02%	2.69%
2 Year	2.01%	2.66%
3 Year	2.07%	2.60%
4 Year	1.95%	2.52%
5 Year	1.96%	2.60%

Source: Bloomberg.

As shown above, implied inflation increased across the board over the quarter and near-term implied inflation is generally greater than longer-term implied inflation. For a variety of reasons, demand is greater than near-term supply. What are the supply constraints? The pandemic curtailed production and negatively impacted supply chains. Labor became constrained as manufacturing plants adjusted for social distancing and workers tended to stay at home in fear of the virus. Items such as semiconductors are in short supply. Another example is

8  Morningstar short-term bond category had effective duration of 2.54 years and yield-to-worst of 1.00% as of March 31, 2021.

9  Source: Bloomberg report U.S. React: 1Q Surge Paves Way to full GDP Recovery in 2Q.

10  Treasury inflation-protected securities (TIPS) are a type of Treasury security issues by the U.S. government. TIPS are indexed to inflation in order to protect investors from a decline in the purchasing power of their money. As inflation rises, TIPS adjust in price to maintain its real value.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

in shipping. The ports of Long Beach and Los Angeles have a large backlog of ships to unload — approximately 26 vessels are anchored offshore waiting their turn to unload. On average, 30 ships have been left waiting this year compared to a normal average of less than one. Additionally, ships take almost twice as long to unload due to the need for more longshoreman. There is a shortage in trucking, so shipping goods domestically is constrained.11 The result is that shipping rates are higher and the supply chain has several bottlenecks. These issues will be resolved over time, but they could affect goods availability and prices in the short term.

As the opening of society continues, the service sector could also see near-term demand greater than supply. Consumers will want to go to a restaurant, take a vacation, and maybe just get a haircut. The supply of these services is currently constrained for a variety of reasons, including space-related capacity constraints, so we may see near-term pricing pressures to the upside. Over time one should expect the supply of these and other services to increase, thus alleviating this shortage. The change in yields across the Treasury curve shown above may partially reflect this transitory inflation change and could have helped drive high-quality bonds to negative returns for the first quarter of 2021.

What does the long-term inflation picture look like once supply and demand normalize? The answer is far from settled. The table below on implied inflation is similar to the table above except that it looks at bonds maturing beyond five years.

Maturity	As of December 31, 2020	As of March 31, 2021
7 Year	2.02%	2.48%
10 Year	1.99%	2.37%
20 Year	1.90%	2.32%
30 Year	2.00%	2.31%

Source: Bloomberg.

The first observation is that these numbers are less than the short-term implied inflation numbers shown earlier. Moreover, the change during the quarter is less than that experienced by the shorter maturity implied inflation numbers. Interestingly, at year end, the implied inflation number across all maturities hovered around 2%, whereas now they are greater than the historical Federal Reserve target of 2% long term inflation. The Fed has stated that it is looking at average inflation of 2% over some undefined period. Thus, the long-term implied inflation shown above may be indicating that investors are starting to think long-term inflation has begun to shift higher. That said, this observation is currently inconclusive. In fact, it may not be changing at all. If the 10-year implied inflation number is 2.37% and the five-year implied inflation number is 2.60% for the next five years, then the implied inflation rate five years from now for the subsequent five years would need to be 2.15%. This is close to the Fed's long-term target of 2.0%.

What could drive inflation higher on a long-term basis? The following are just a few examples. In our Q1 2020 letter12 we commented that companies may shift focus from efficiency to resiliency. Specifically, with respect to supply chains, there are near-term cost and availability problems with the current supply chain configuration. We could see supply chains moving closer to home markets and companies carrying higher

11  Source: Hellenic Shipping News article Dozens Cargo Ships Float Off Cost Of Los Angeles Amid Supply Chain Crisis dated April 20, 2021.

12  The commentary can be found on our website at https://fpa.com/docs/default-source/funds/fpa-new-income/literature/quarterly-commentaries/fpa-new-income-commentary-2020-q1.pdf?sfvrsn=8

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

inventories to guard against shortages of components such as semiconductors, for example. The federal government sees supply chains as a problem, so included in the $2.25 trillion dollar proposed infrastructure bill is $50 billion to assist in the onshoring of semiconductor production. The current infrastructure bill also proposes improving roads, bridges, airport infrastructure and rural broadband. Another federal government initiative is to spur production of electric vehicles and build 500,000 electric car charging stations nationwide to help with the administration's goal of transitioning the U.S. automobile fleet from internal combustion engines to electric vehicles.13 As highlighted by the fact that an electric car uses five times the copper compared to an internal combustion engine, such projects would boost demand for a variety of commodities.

On the flip side, there are arguments that point to lower inflation. One argument is that the U.S. aggregate debt-to-GDP ratio is at an all-time high, driven by high levels of both corporate and government debt. This debt constrains growth and is thus deflationary in nature. Japan is an example of this debt-induced disinflation and deflation dynamic. Another argument is that the stimulus checks to households offer only a transitory increase in consumer spending and have limited long term impacts, thus economic growth will decline to a much lower level once the sugar high of the stimulus checks wears off. A third argument is that higher taxes on wealthier households and businesses, should they come to pass, will dampen capital spending and investment resulting in slower growth.

We do not have an opinion on which of these arguments will prevail. We can only feel reasonably comfortable in stating that this debate may last for some time and can make the fixed income market vacillate between both camps.

When it's unclear which direction interest rates will go, the market can provide guidance. The yield curve helps frame our view on how the market looks at the direction of Treasury rates and inflation. When the yield curve is steep (longer term rates substantially higher than short rates), the next general direction for interest rates is up. That said, this indicator does not tell you the magnitude nor the timing of this move. The difference between the yield of the 10-year Treasury note and the 2-year Treasury note doubled from 79 basis points on Dec. 31, 2020 to 158 basis points on Mar. 31, 2021,14 suggesting yields are set to rise at some point. However, the Fed's large presence in the Treasury market muddies the value of the signal that yield curve steepness sends. Moreover, there are other actions the Federal Reserve could take that would further avoid expected yield curve changes. For example, yield curve controls were used from April 1942 to March 1951 to support financing of the United States' participation in World War II. Today, yield curve control could be used to control the interest cost on a burgeoning government debt taken in the war against COVID-19. Yield curve control is currently used in both Australia and Japan to some degree. Again, we cannot quantify the probability, but we recognize it is a possibility.

In summary, though long-term inflation is a question mark, the steeper yield curve suggests that higher yields on high-quality bonds are more likely than lower yields. A decline in high-quality bond yields is more associated with deflation and an economy that does not have a sustained recovery. The current administration appears to be trying to implement a fiscal policy strategy designed to create some level of sustained economic growth. The amount of fiscal stimulus and the sustainability of its impact are open issues. Current fixed income valuations do not support betting on the outcome. For that reason, we stay cautious with respect to interest rate risk in the portfolio.

Lastly, please note that the Fund's net expense ratio was recently lowered from 49 basis points to 47 basis points effective March 31, 2021 for twelve months.15 First Pacific Advisors, LP ("FPA" or the "Adviser") has

13  Source: The American Jobs Plan Whitehouse Briefing dated March 23, 2021.

14  Source: Bloomberg.

15  The Fund's total annual operating expenses before expense reimbursement are 0.57%. Please see the Fund's Prospectus for more information at https://fpa.com/request-funds-literature.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

contractually agreed to reimburse expenses in excess of 0.47% of the average net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through March 31, 2022. This was done in recognition of the current environment.

Thank you for your continued trust and support.

Respectfully submitted,

Thomas H. Atteberry Portfolio Manager	Abhijeet Patwardhan Portfolio Manager

April 2021

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Thomas Atteberry and Abhijeet Patwardhan have been portfolio managers for the Fund since November 2004 and November 2015, respectively, and manage the Fund in a manner that is substantially similar to the prior portfolio manager, Robert Rodriguez. Mr. Rodriguez ceased serving as the Fund's portfolio manager effective December 2009.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio managers and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the fixed income instrument may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

Bloomberg Barclays US Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays US Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of U.S. dollar institutional leveraged loans, including U.S. and international borrowers.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

CPI + 100 bps is the measure of the CPI plus an additional 100 basis points.

Morningstar Short-term Bond Category portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the Morningstar Core Bond Index. There were 605 funds in the category at 3/31/2021.

Other Definitions

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality

A discount margin to maturity is the average expected return of a floating-rate security (typically a bond) that's earned in addition to the index underlying, or reference rate of, the security. The size of the discount margin depends on the price of the floating- or variable-rate security.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

GDP is Gross Domestic Product and it measures the monetary value of all finished goods and services (i.e., bought by the final user) made within a country during a specific period.

Margin of Safety is a principle of investing in which an investor purchases securities when they believe the market price is significantly below its estimated intrinsic value. In other words, when the market price of a security is, in an investor's view, significantly below their estimation of the intrinsic value, the difference is the margin of safety. Using the margin of safety principle may help to reduce downside risk. Note, determining a company's "true" worth or intrinsic value is highly subjective. There is no guarantee that the methods used to evaluate intrinsic value will be accurate or precise or that an investment made using this principle will be successful.

Reflation is a fiscal or monetary policy designed to expand output, stimulate spending, and curb the effects of deflation, which usually occurs after a period of economic uncertainty or a recession.

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

Spread to worst (bps) measures the dispersion of returns between the best and worst performing security in a given market, usually bond markets, or between returns from different markets.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.

PORTFOLIO SUMMARY

March 31, 2021 (Unaudited)

Common Stocks		0.6%
Energy	0.5%
Retailing	0.1%
Bonds & Debentures		100.7%
Asset-Backed Securities	58.1%
U.S. Treasuries	23.6%
Commercial Mortgage-Backed Securities	7.6%
Residential Mortgage-Backed Securities	7.2%
Corporate Bank Debt	3.2%
Corporate Bonds & Notes	1.0%
Short-term Investments		0.3%
Other Assets And Liabilities, Net		(1.6)%
Net Assets		100.0%

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2021
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.5%
PHI Group, Inc.(a)(b)	1,203,928	$16,854,992
PHI Group, Inc., Restricted(a)(b)	2,602,492	36,434,888
		$53,289,880
RETAILING — 0.1%
Copper Earn Out Trust(a)(b)(c)(i)	69,361	$624,249
Copper Property CTL Pass Through Trust(a)(b)(c)(i)	520,208	8,323,328
		$8,947,577
TOTAL COMMON STOCKS — 0.6% (Cost $56,883,801)		$62,237,457
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.6%
AGENCY — 0.9%
Federal Home Loan Mortgage Corp. K042 A1 — 2.267% 6/25/2024	$11,421,292	$11,747,415
Federal Home Loan Mortgage Corp. K024 A2 — 2.573% 9/25/2022	5,758,105	5,919,330
Government National Mortgage Association 2014-175 IO — 0.552% 4/16/2056(d)	109,040,177	3,315,836
Government National Mortgage Association 2020-110 MA — 2.500% 3/16/2037	26,545,800	26,835,346
Government National Mortgage Association 2014-169 A — 2.600% 11/16/2042	1,243,821	1,253,608
Government National Mortgage Association 2014-148 A — 2.650% 11/16/2043	929,595	930,764
Government National Mortgage Association 2019-39 A — 3.100% 5/16/2059	47,118,444	47,983,068
		$97,985,367
AGENCY STRIPPED — 1.0%
Government National Mortgage Association 2012-45 IO — 0.000% 4/16/2053(d)	$5,688,216	$9,060
Government National Mortgage Association 2013-45 IO — 0.129% 12/16/2053(d)	29,021,112	235,057
Government National Mortgage Association 2012-25 IO — 0.143% 8/16/2052(d)	51,628,430	296,987
Government National Mortgage Association 2012-125 IO — 0.246% 2/16/2053(d)	57,633,715	607,972
Government National Mortgage Association 2014-157 IO — 0.350% 5/16/2055(d)	73,467,724	1,406,047

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2015-41 IO — 0.358% 9/16/2056(d)	$16,641,745	$440,474
Government National Mortgage Association 2013-125 IO — 0.368% 10/16/2054(d)	13,973,130	214,351
Government National Mortgage Association 2012-79 IO — 0.423% 3/16/2053(d)	56,600,524	848,340
Government National Mortgage Association 2015-150 IO — 0.425% 9/16/2057(d)	26,630,274	1,063,640
Government National Mortgage Association 2012-58 IO — 0.440% 2/16/2053(d)	83,700,992	691,236
Government National Mortgage Association 2014-153 IO — 0.445% 4/16/2056(d)	84,416,819	2,225,987
Government National Mortgage Association 2015-101 IO — 0.463% 3/16/2052(d)	57,359,591	1,524,434
Government National Mortgage Association 2014-110 IO — 0.491% 1/16/2057(d)	37,070,040	1,060,759
Government National Mortgage Association 2015-19 IO — 0.493% 1/16/2057(d)	36,833,194	950,959
Government National Mortgage Association 2015-169 IO — 0.517% 7/16/2057(d)	93,422,518	3,064,417
Government National Mortgage Association 2015-7 IO — 0.531% 1/16/2057(d)	30,102,355	934,826
Government National Mortgage Association 2014-135 IO — 0.542% 1/16/2056(d)	153,816,672	3,845,248
Government National Mortgage Association 2012-150 IO — 0.548% 11/16/2052(d)	49,726,570	843,298
Government National Mortgage Association 2015-47 IO — 0.556% 10/16/2056(d)	91,827,717	2,781,425
Government National Mortgage Association 2015-86 IO — 0.593% 5/16/2052(d)	43,103,345	1,210,441
Government National Mortgage Association 2015-108 IO — 0.615% 10/16/2056(d)	10,066,929	342,127
Government National Mortgage Association 2014-138 IO — 0.652% 4/16/2056(d)	14,065,777	457,122
Government National Mortgage Association 2014-77 IO — 0.659% 12/16/2047(d)	25,262,944	551,856
Government National Mortgage Association 2014-187 IO — 0.661% 5/16/2056(d)	97,109,435	3,268,966
Government National Mortgage Association 2014-164 IO — 0.665% 1/16/2056(d)	175,168,160	5,168,687

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2012-114 IO — 0.692% 1/16/2053(d)	$31,556,962	$772,218
Government National Mortgage Association 2015-114 IO — 0.697% 3/15/2057(d)	84,973,549	2,602,731
Government National Mortgage Association 2015-160 IO — 0.811% 1/16/2056(d)	172,099,062	6,624,988
Government National Mortgage Association 2015-128 IO — 0.825% 12/16/2056(d)	131,414,287	5,180,075
Government National Mortgage Association 2016-106 IO — 0.933% 9/16/2058(d)	153,664,468	8,404,524
Government National Mortgage Association 2016-65 IO — 0.950% 1/16/2058(d)	101,285,773	5,124,220
Government National Mortgage Association 2016-125 IO — 0.951% 12/16/2057(d)	93,445,011	4,898,687
Government National Mortgage Association 2020-42 IO — 1.048% 3/16/2062(d)	196,065,406	16,535,980
Government National Mortgage Association 2020-75, VRN — 1.055% 2/16/2062(d)	140,388,321	11,985,639
Government National Mortgage Association 2020-71, VRN — 1.150% 1/16/2062(d)	81,914,303	7,144,385
Government National Mortgage Association 2020-43, VRN — 1.274% 11/16/2061(d)	61,608,011	5,541,930
		$108,859,093
NON-AGENCY — 5.7%
A10 Bridge Asset Financing LLC 2020-C A — 2.021% 8/15/2040(e)	$22,403,332	$22,529,126
ACRE Commercial Mortgage Ltd. 2021-FL4 A — 0.938% 12/18/2037(d)(e)	20,775,000	20,710,317
AREIT Trust 2019-CRE3 A, 1M USD LIBOR + 1.020%, FRN — 1.126% 9/14/2036(d)(e)	9,296,000	9,297,523
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 4.965% 2/11/2041(d)	2,016,136	2,016,034
BPCRE Ltd. 2021-FL1 A, 1M USD LIBOR + 0.850%, FRN — 0.956% 2/15/2037(d)(e)	54,630,000	54,646,864
Citigroup Commercial Mortgage Trust 2012-GC8 A4 — 3.024% 9/10/2045	3,996,694	4,076,344
Citigroup Commercial Mortgage Trust 2017-C4 A2 — 3.190% 10/12/2050	16,243,520	16,739,690
COMM Mortgage Trust 2014-FL5 B, 1M USD LIBOR + 2.150%, FRN — 1.499% 10/15/2031(d)(e)	289,321	282,823

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
COMM Mortgage Trust 2014-FL5 C, 1M USD LIBOR + 2.150%, FRN — 1.499% 10/15/2031(d)(e)	$8,340,000	$8,002,789
COMM Mortgage Trust 2012-CR5 A3 — 2.540% 12/10/2045	11,090,000	11,338,614
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	10,015,221	10,347,947
COMM Mortgage Trust 2012-CR2 A4 — 3.147% 8/15/2045	15,941,000	16,353,524
CoreVest American Finance Trust 2018-1 A — 3.804% 6/15/2051(e)	22,639,952	23,730,450
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(e)	21,003,000	21,112,636
JP.Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI A — 2.798% 10/5/2031(e)	22,137,000	22,249,622
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11 A4 — 2.694% 4/15/2046	2,731,285	2,814,534
JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3 — 2.829% 10/15/2045	159,716	163,636
JP Morgan Chase Commercial Mortgage Securities Trust C 2012-HSBC A — 3.093% 7/5/2032(e)	46,034,873	46,850,436
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	6,193,674	6,533,865
LoanCore Issuer Ltd. 2021-CRE4 A, 1M USD LIBOR + 0.800%, FRN — 0.910% 7/15/2035(d)(e)	27,092,000	27,075,235
LoanCore Issuer Ltd. 2019-CRE3 A — 1.156% 4/15/2034(d)(e)	20,791,800	20,798,245
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A4 — 2.858% 11/15/2045	4,768,476	4,885,496
Ready Capital Commercial Mortgage LLC 2021 FL5 A — 1.110% 4/25/2038(d)(e)	22,911,000	22,902,731
UBS-Barclays Commercial Mortgage Trust 2012-C4 A4 — 2.792% 12/10/2045	20,486,000	20,687,109
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 — 3.091% 8/10/2049	10,123,432	10,401,700
VCC Trust 2020-MC1 A, VRN — 4.500% 6/25/2045(d)(e)	11,089,353	11,001,512
VNDO E Mortgage Trust 2012-6AVE A — 2.996% 11/15/2030(e)	5,604,681	5,756,326
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(e)	13,266,000	13,702,760
Wells Fargo Commercial Mortgage Trust 2019-C51 A1 — 2.276% 6/15/2052	8,479,238	8,648,175
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	37,726,499	38,670,982
WFRBS Commercial Mortgage Trust 2012-C9 A3 — 2.870% 11/15/2045	32,040,269	32,926,858
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	68,612,000	69,879,662

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
WFRBS Commercial Mortgage Trust 2013-C11 A4 — 3.037% 3/15/2045	$12,250,000	$12,671,585
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	7,610,000	7,903,416
		$607,708,566
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $854,898,232)		$814,553,026
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.2%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.6%
Federal Home Loan Mortgage Corp. 4170 QE — 2.000% 5/15/2032	$1,427,748	$1,459,358
Federal Home Loan Mortgage Corp. 3979 HD — 2.500% 12/15/2026	1,247,373	1,279,907
Federal Home Loan Mortgage Corp. 4304 DA — 2.500% 1/15/2027	472,925	483,389
Federal Home Loan Mortgage Corp. 4010 DE — 2.500% 2/15/2027	1,430,957	1,465,223
Federal Home Loan Mortgage Corp. 3914 MA — 3.000% 6/15/2026	1,068,799	1,106,497
Federal Home Loan Mortgage Corp. 4297 CA — 3.000% 12/15/2030	1,251,508	1,263,909
Federal Home Loan Mortgage Corp. 4504 DN — 3.000% 10/15/2040	1,891,313	1,895,947
Federal Home Loan Mortgage Corp. 3862 MB — 3.500% 5/15/2026	8,606,520	8,992,689
Federal Home Loan Mortgage Corp. 3828 VE — 4.500% 1/15/2024	599,806	630,910
Federal Home Loan Mortgage Corp. 4395 NT — 4.500% 7/15/2026	4,061,495	4,286,673
Federal National Mortgage Association 2014-21 ED — 2.250% 4/25/2029	300,678	306,194
Federal National Mortgage Association 2013-135 KM — 2.500% 3/25/2028	728,158	742,931
Federal National Mortgage Association 4387 VA — 3.000% 2/15/2026	361,973	372,969
Federal National Mortgage Association 2017-30 G — 3.000% 7/25/2040	3,667,875	3,714,289
Federal National Mortgage Association 2013-93 PJ — 3.000% 7/25/2042	1,186,706	1,234,869
Federal National Mortgage Association 2017-16 JA — 3.000% 2/25/2043	4,194,439	4,206,141
Federal National Mortgage Association 2018-16 HA — 3.000% 7/25/2043	7,563,694	7,636,880
Federal National Mortgage Association 2011-80 KB — 3.500% 8/25/2026	6,890,563	7,194,331
Federal National Mortgage Association 2012-144 PD — 3.500% 4/25/2042	2,378,649	2,529,396
Federal National Mortgage Association 2017-45 KD — 3.500% 2/25/2044	2,927,808	2,948,953

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association 2017-52 KC — 3.500% 4/25/2044	$883,778	$885,257
Federal National Mortgage Association 2017-59 DC — 3.500% 5/25/2044	4,387,381	4,419,206
Federal National Mortgage Association 2010-43 MK — 5.500% 5/25/2040	905,323	1,000,451
		$60,056,369
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963, 12M USD LIBOR + 1.836%, FRN — 2.702% 3/1/2036(d)	$373,966	$393,231
AGENCY POOL FIXED RATE — 0.1%
Federal Home Loan Mortgage Corp. G15169 — 4.500% 9/1/2026	$745,174	$791,695
Federal Home Loan Mortgage Corp. G15272 — 4.500% 9/1/2026	264,849	277,162
Federal Home Loan Mortgage Corp. G15875 — 4.500% 9/1/2026	1,071,501	1,128,473
Federal Home Loan Mortgage Corp. G15036 — 5.000% 6/1/2024	63,780	66,102
Federal Home Loan Mortgage Corp. G13667 — 5.000% 8/1/2024	13,326	13,573
Federal Home Loan Mortgage Corp. G15173 — 5.000% 6/1/2026	139,718	144,314
Federal Home Loan Mortgage Corp. G15407 — 5.000% 6/1/2026	725,069	754,443
Federal Home Loan Mortgage Corp. G15230 — 5.500% 12/1/2024	359,157	372,181
Federal Home Loan Mortgage Corp. G15458 — 5.500% 12/1/2024	90,675	93,836
Federal Home Loan Mortgage Corp. G14460 — 6.000% 1/1/2024	23,674	24,403
Federal National Mortgage Association FM1102 — 4.000% 3/1/2031	5,440,755	5,794,452
Federal National Mortgage Association AL4056 — 5.000% 6/1/2026	383,061	395,306
Federal National Mortgage Association AL5867 — 5.500% 8/1/2023	27,742	28,398
Federal National Mortgage Association AL0471 — 5.500% 7/1/2025	29,555	31,049
Federal National Mortgage Association AL4433 — 5.500% 9/1/2025	108,842	112,061
Federal National Mortgage Association AL4901 — 5.500% 9/1/2025	88,340	91,696
Federal National Mortgage Association AD0951 — 6.000% 12/1/2021	9,099	9,136
Federal National Mortgage Association AL0294 — 6.000% 10/1/2022	8,187	8,373
Federal National Mortgage Association 890225 — 6.000% 5/1/2023	75,872	78,045
Government National Mortgage Association 782281 — 6.000% 3/15/2023	171,779	177,218
		$10,391,916
AGENCY STRIPPED — 0.0%
Federal Home Loan Mortgage Corp. 217 PO — 0.000% 1/1/2032(f)	$125,389	$112,720
Federal Home Loan Mortgage Corp. 3763 NI — 3.500% 5/15/2025	260,019	3,525
Federal Home Loan Mortgage Corp. 3917 AI — 4.500% 7/15/2026	3,340,718	123,053
Federal Home Loan Mortgage Corp. 217 IO — 6.500% 1/1/2032	120,737	24,704

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association 2010-25 NI — 5.000% 3/25/2025	$680	$14
Federal National Mortgage Association 2003-64 XI — 5.000% 7/25/2033	326,604	52,445
		$316,461
NON-AGENCY — 0.3%
PRPM 2020-3 LLC — 2.857% 9/25/2025(e)(g)	$27,305,584	$27,546,889
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 6.2%
Bravo Residential Funding Trust 2019-1 A1C — 3.500% 3/25/2058(e)	$17,919,254	$18,206,931
CFMT LLC 2021-HB5 A, VRN — 0.801% 2/25/2031(d)(e)	54,287,662	54,214,868
CFMT LLC 2020-HB4 A, VRN — 0.946% 12/26/2030(d)(e)	16,767,911	16,772,202
CIM Trust 2017-7 A, VRN — 3.000% 4/25/2057(d)(e)	12,979,248	13,223,995
CIM Trust 2018-R3 A1, VRN — 5.000% 12/25/2057(d)(e)	36,335,898	38,242,820
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.000% 1/25/2035(d)(e)	4,496,499	4,637,506
Finance of America HECM Buyout 2020-HB2 A, VRN — 1.710% 7/25/2030(d)(e)	49,523,074	49,833,980
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.500% 5/25/2058(d)(e)	23,205,777	23,844,602
Nationstar HECM Loan Trust 2020-1A A1, VRN — 1.269% 9/25/2030(d)(e)	31,899,008	31,954,187
Nationstar HECM Loan Trust 2020-1A M1, VRN — 1.472% 9/25/2030(d)(e)	9,981,000	9,975,913
Nationstar HECM Loan Trust 2020-1A M2, VRN — 1.972% 9/25/2030(d)(e)	8,928,000	8,912,046
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(c)(d)(e)	7,922,000	7,965,571
Nationstar HECM Loan Trust 2019-1A M1, VRN — 2.664% 6/25/2029(d)(e)	10,270,000	10,313,432
Nomura Resecuritization Trust 2016-1R 3A1 — 5.000% 9/28/2036(d)(e)	2,009,563	2,040,175
PRPM LLC 2021-2 A1 — 2.115% 3/25/2026(d)(e)	30,188,000	30,146,552
PRPM LLC 2020-5 A1 — 3.104% 11/25/2025(e)(g)	31,411,392	31,630,172
RCO V Mortgage LLC 2020-1 A1 — 3.105% 9/25/2025(e)(g)	13,922,766	14,037,878
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.000% 1/25/2058(d)(e)	19,637,603	20,307,750
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.250% 3/25/2058(d)(e)	48,553,923	50,596,984
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.250% 7/25/2058(d)(e)	32,496,139	33,845,125
Towd Point Mortgage Trust 2018-6 A1A, VRN — 3.750% 3/25/2058(d)(e)	32,249,745	33,343,308

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
VCAT LLC 2021 NPL2 A1 — 2.115% 3/27/2051(c)(e)(g)	$34,505,000	$34,505,000
VCAT LLC 2021-NPL1 A1 — 2.289% 12/26/2050(e)(g)	8,822,081	8,816,971
VCAT LLC 2020-NPL1 A1 — 3.671% 8/25/2050(e)(g)	9,296,875	9,449,766
VOLT XCI LLC 2020-NPL7 A1 — 3.105% 11/25/2050(e)(g)	28,271,215	28,604,329
VOLT XCIV LLC 2021-NPL3 A1 — 2.240% 2/27/2051(e)(g)	35,117,641	35,040,744
VOLT XCV LLC 2021-NPL4 A1 — 2.240% 3/27/2051(e)(g)	50,509,260	50,447,962
		$670,910,769
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $759,135,623)		$769,615,635
ASSET-BACKED SECURITIES — 58.1%
AUTO — 15.5%
American Credit Acceptance Receivables Trust 2021-1 B — 0.610% 3/13/2025(e)	$8,676,000	$8,668,393
American Credit Acceptance Receivables Trust 2020-4 B — 0.850% 12/13/2024(e)	23,061,000	23,106,675
American Credit Acceptance Receivables Trust 2020-3 B — 1.150% 8/13/2024(e)	10,301,000	10,364,944
American Credit Acceptance Receivables Trust 2020-4 C — 1.310% 12/14/2026(e)	37,821,000	38,126,707
BMW Vehicle Owner Trust 2020-A A3 — 0.480% 10/25/2024	2,400,000	2,405,939
CarMax Auto Owner Trust — 2.020% 11/15/2024	3,850,000	3,932,467
CarMax Auto Owner Trust 2019-3 A3 — 2.180% 8/15/2024	48,284,000	49,276,565
CarMax Auto Owner Trust 2019-1 A4 — 3.260% 8/15/2024	24,353,000	25,445,746
CarMax Auto Owner Trust 2019-1 B — 3.450% 11/15/2024	13,090,000	13,741,197
CarMax Auto Owner Trust 2018-4 A4 — 3.480% 2/15/2024	22,031,000	22,907,554
Chesapeake Funding II LLC — 0.870% 8/16/2032(e)	9,304,433	9,349,629
DT Auto Owner Trust 2021-1A B — 0.620% 9/15/2025(e)	5,471,000	5,461,982
DT Auto Owner Trust 2020-3A B — 0.910% 12/16/2024(e)	11,570,000	11,610,787
DT Auto Owner Trust 2020-3A C — 1.470% 6/15/2026(e)	6,384,000	6,462,081
DT Auto Owner Trust 2020-2A B — 2.080% 3/16/2026(e)	3,939,000	4,014,329
DT Auto Owner Trust 2020 2A C — 3.280% 3/16/2026(e)	2,250,000	2,359,052
Enterprise Fleet Financing LLC 2020-2 A2 — 0.610% 7/20/2026	4,000,000	4,007,500
Exeter Automobile Receivables Trust 2021-1A A3 — 0.340% 3/15/2024	10,738,000	10,725,649
Exeter Automobile Receivables Trust 2021-1A B — 0.500% 2/18/2025	29,879,000	29,824,002
Exeter Automobile Receivables Trust 2020-3A B — 0.790% 9/16/2024	16,529,000	16,557,797
Exeter Automobile Receivables Trust 2020-3A C — 1.320% 7/15/2025	5,903,000	5,965,346
Exeter Automobile Receivables Trust 2020-2A B — 2.080% 7/15/2024(e)	10,545,000	10,679,240

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
First Investors Auto Owner Trust 2021-1A A — 0.450% 3/16/2026(e)	$31,389,206	$31,348,695
Flagship Credit Auto Trust 2021-1 A — 0.310% 6/16/2025(e)	25,675,723	25,645,274
Flagship Credit Auto Trust 2020-3 A — 0.700% 4/15/2025(e)	12,281,783	12,286,692
Flagship Credit Auto Trust 2019-4 B — 2.530% 11/17/2025(e)	4,640,000	4,778,470
Ford Credit Auto Lease Trust 2020-B A3 — 0.620% 8/15/2023	32,703,000	32,817,022
Ford Credit Auto Lease Trust 2020-B C — 1.700% 2/15/2025	12,523,000	12,764,373
Ford Credit Auto Lease Trust 2020-A A4 — 1.880% 5/15/2023	16,674,000	16,948,566
Ford Credit Auto Owner Trust 2020-A A3 — 1.040% 8/15/2024	1,150,000	1,160,545
Ford Credit Auto Owner Trust 2020-B B — 1.190% 1/15/2026	400,000	405,116
Ford Credit Auto Owner Trust 2019-C A3 — 1.870% 3/15/2024	30,639,000	31,094,142
GM Financial Automobile Leasing Trust 2021 1 A3 — 0.260% 2/20/2024	1,057,000	1,055,603
GM Financial Automobile Leasing Trust 2020-1 B — 1.840% 12/20/2023	13,417,000	13,643,962
Honda Auto Receivables Owner Trust 2020-2 A3 — 0.820% 7/15/2024	1,100,000	1,108,367
Honda Auto Receivables Owner Trust 2020-1 A3 — 1.610% 4/22/2024	51,001,000	51,879,054
Honda Auto Receivables Owner Trust 2019-4 A3 — 1.830% 1/18/2024	32,441,000	32,979,566
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.540% 3/21/2025	21,573,000	22,262,244
Honda Auto Receivables Owner Trust 2019-1 A4 — 2.900% 6/18/2024	14,962,000	15,432,277
Hyundai Auto Lease Securitization Trust 2020-B A3 — 0.510% 9/15/2023(e)	12,000,000	12,030,983
Hyundai Auto Lease Securitization Trust 2020-A A4 — 2.000% 12/15/2023(e)	8,740,000	8,926,368
Hyundai Auto Lease Securitization Trust 2020-A B — 2.120% 5/15/2024(e)	7,377,000	7,527,978
Hyundai Auto Receivables Trust 2019-A A4 — 2.710% 5/15/2025	22,500,000	23,277,699
Mercedes-Benz Auto Lease Trust 2021-A A3 — 0.250% 1/16/2024	35,748,000	35,728,070
Mercedes-Benz Auto Lease Trust 2020-A A4 — 1.880% 9/15/2025	21,440,000	21,840,437
Mercedes-Benz Auto Lease Trust 2019-B A4 — 2.050% 8/15/2025	20,719,000	21,074,124
Mercedes-Benz Auto Receivables Trust 2018-1 A4 — 3.150% 10/15/2024	32,591,000	33,532,903
Mercedes-Benz Master Owner Trust A 2019-BA A — 2.610% 5/15/2024(e)	87,441,000	89,665,980
Nissan Auto Lease Trust 2020-A A4 — 1.880% 4/15/2025	26,685,000	27,173,218

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Nissan Auto Receivables Owner Trust 2020-A A3 — 1.380% 12/16/2024	$2,000,000	$2,030,391
Nissan Auto Receivables Owner Trust 2019-C A3 — 1.930% 7/15/2024	35,456,000	36,073,605
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.160% 12/16/2024	27,408,000	28,282,573
Prestige Auto Receivables Trust 2020-1A B — 0.770% 10/15/2024(e)	14,300,000	14,342,206
Santander Drive Auto Receivables Trust 2021-A A2 — 0.320% 2/20/2024(e)	85,000,000	84,902,700
Santander Drive Auto Receivables Trust 2021-1 A3 — 0.320% 9/16/2024	40,147,000	40,082,391
Santander Drive Auto Receivables Trust 2020-3 B — 0.690% 3/17/2025	27,048,000	27,134,521
Santander Drive Auto Receivables Trust 2020-2 B — 0.960% 11/15/2024	7,802,000	7,850,386
Toyota Auto Receivables Owner Trust 2020-B A3 — 1.360% 8/15/2024	4,872,000	4,940,811
Toyota Auto Receivables Owner Trust 2020-A A3 — 1.660% 5/15/2024	55,845,000	56,771,055
Toyota Auto Receivables Owner Trust 2019-D A3 — 1.920% 1/16/2024	34,225,000	34,816,784
Volkswagen Auto Lease Trust 2019-A A4 — 2.020% 8/20/2024	16,152,000	16,414,916
Westlake Automobile Receivables Trust 2021-1A A2A — 0.390% 10/15/2024(e)	84,000,000	84,009,778
Westlake Automobile Receivables Trust 2021-1A B — 0.640% 3/16/2026(e)	51,708,000	51,651,892
Westlake Automobile Receivables Trust 2020-3A B — 0.780% 11/17/2025(e)	28,810,000	28,933,834
Westlake Automobile Receivables Trust 2020-3A C — 1.240% 11/17/2025(e)	13,505,000	13,626,600
Westlake Automobile Receivables Trust 2020-2A B — 1.320% 7/15/2025(e)	18,273,000	18,463,796
Westlake Automobile Receivables Trust 2020-1A B — 1.940% 4/15/2025(e)	62,080,000	62,942,359
Westlake Automobile Receivables Trust 2020-2A C — 2.010% 7/15/2025(e)	1,800,000	1,841,145
World Omni Auto Receivables Trust 2019-C A3 — 1.960% 12/16/2024	40,212,000	40,885,237
World Omni Auto Receivables Trust 2018-A B — 2.890% 4/15/2025	4,865,000	4,963,391
World Omni Auto Receivables Trust 2018-B A4 — 3.030% 6/17/2024	1,982,000	2,030,828
World Omni Auto Receivables Trust 2019-A B — 3.340% 6/16/2025	10,560,000	10,994,092
World Omni Automobile Lease Securitization Trust 2020-A A3 — 1.700% 1/17/2023	45,761,000	46,580,680
World Omni Automobile Lease Securitization Trust 2019-B A4 — 2.070% 2/18/2025	21,951,000	22,289,309
World Omni Automobile Lease Securitization Trust 2019-B B — 2.130% 2/18/2025	12,293,000	12,472,307
		$1,658,708,896

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATION — 22.4%
ABPCI Direct Lending Fund CLO X LP 2020-10A A1A, 3M USD LIBOR + 1.950%, FRN — 2.197% 1/20/2032(d)(e)	$19,397,000	$19,458,702
Adams Mill CLO Ltd. 2014-1A B2R — 3.350% 7/15/2026(e)	8,136,000	8,141,085
AGL CLO 7 Ltd. 2020-7A A1, 3M USD LIBOR + 1.800%, FRN — 2.041% 7/15/2031(d)(e)	65,825,000	65,963,891
AGL Core CLO 8 Ltd. 2020-8A A1, 3M USD LIBOR + 1.500%, FRN — 1.724% 10/20/2031(d)(e)	73,646,000	73,827,611
AIMCO CLO Series 2015-AA AR, 3M USD LIBOR + 0.850%, FRN — 1.091% 1/15/2028(d)(e)	33,191,120	33,193,410
AMMC CLO 16 Ltd. 2015-16A AR2, 3M USD LIBOR + 0.980%, FRN — 1.167% 4/14/2029(d)(e)	98,119,000	98,120,374
Anchorage Capital CLO 16 Ltd. 2020-16A A, 3M USD LIBOR + 1.400%, FRN — 1.601% 10/20/2031(d)(e)	53,792,000	53,888,288
Avery Point VI CLO Ltd. 2015-6A AR2, 3M USD LIBOR + 0.900%, FRN — 1.063% 8/5/2027(d)(e)	27,951,371	27,951,595
Avery Point VII CLO Ltd. 2015-7A AR2, 3M USD LIBOR + 0.960%, FRN — 1.201% 1/15/2028(d)(e)	98,307,000	98,307,688
B&M CLO Ltd. 2014-1A A2R, 3M USD LIBOR + 1.600%, FRN — 1.823% 4/16/2026(d)(e)	2,797,523	2,797,439
Barings CLO Ltd. 2018-III 2018-3A A1, 3M USD LIBOR + 0.950%, FRN — 1.174% 7/20/2029(d)(e)	29,662,000	29,633,050
Battalion CLO 18 Ltd. 2020-18A A1, 3M USD LIBOR + 1.800%, FRN — 2.041% 10/15/2032(d)(e)	33,271,000	33,391,042
Cerberus Corporate Credit Solutions Fund, 3M USD LIBOR + 1.530%, FRN — 1.771% 10/15/2030(d)(e)	13,879,000	13,880,582
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750%, FRN — 1.991% 4/15/2027(d)(e)	7,038,816	7,040,231
Cerberus Loan Funding XXI LP 2017-4A A, 3M USD LIBOR + 1.450%, FRN — 1.691% 10/15/2027(d)(e)	14,569,954	14,571,061
Cerberus Loan Funding XXIX LP 2020-2A A, 3M USD LIBOR + 1.900%, FRN — 2.133% 10/15/2032(d)(e)	82,252,000	82,610,043
Cerberus Loan Funding XXVIII LP 2020-1A A, 3M USD LIBOR + 1.850%, FRN — 2.091% 10/15/2031(d)(e)	70,979,000	71,188,317
Cerberus Loan Funding XXXI LP 2021-1A A, 3M USD LIBOR + 1.500%, FRN — 1.687% 4/15/2032(d)(e)	45,931,000	45,966,321
Diamond CLO LLC 2019-1A A1R, 3M USD LIBOR + 0.870%, FRN — 1.395% 4/25/2029(d)(e)	7,500,000	7,500,780
Elm Trust 2020-4A A2 — 2.286% 10/20/2029(e)	9,925,000	9,880,999
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(e)	11,435,000	11,462,197

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Fortress Credit Opportunities, 3M USD LIBOR + 2.250%, FRN — 2.491% 7/15/2028(d)(e)	$51,846,351	$51,986,699
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, 3M USD LIBOR + 1.550%, FRN — 1.744% 11/15/2029(d)(e)	64,117,000	64,105,395
Fortress Credit Opportunities IX CLO Ltd. 2017-9A AFR2 — 2.530% 11/15/2029(e)	8,159,000	8,161,635
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, 3M USD LIBOR + 7.250%, FRN — 7.444% 11/15/2029(d)(e)	12,772,000	12,521,375
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.490%, FRN — 7.674% 12/15/2028(d)	20,977,000	20,360,989
Galaxy XXIII CLO Ltd. 2017-23A AR, 3M USD LIBOR + 1.200%, FRN — 1.052% 4/24/2029(d)(e)	41,836,000	41,836,000
Golub Capital BDC CLO 4 LLC 2020-1A A1, 3M USD LIBOR + 2.350%, FRN — 2.545% 11/5/2032(d)(e)	64,944,000	65,355,875
Golub Capital Partners ABS Funding Ltd. 2021-1A A2 — 2.773% 4/20/2029(c)(e)	56,366,000	56,366,000
Golub Capital Partners ABS Funding Ltd. 2020-1A A2 — 3.208% 1/22/2029(e)	44,967,000	44,979,456
Golub Capital Partners CLO Ltd. 2020-49A A1, 3M USD LIBOR + 2.500%, FRN — 2.724% 7/20/2032(d)(e)	28,251,000	28,354,992
Golub Capital Partners TALF LLC 2020-2A A, 3M USD LIBOR + 1.850%, FRN — 2.021% 2/5/2030(d)(e)	36,001,000	36,222,730
Halcyon Loan Advisors Funding Ltd. 2015-3A A1R, 3M USD LIBOR + 0.900%, FRN — 1.123% 10/18/2027(d)(e)	20,547,409	20,535,204
Halcyon Loan Advisors Funding Ltd. 2015-1A AR, 3M USD LIBOR + 0.920%, FRN — 1.143% 4/20/2027(d)(e)	13,479,501	13,480,148
Halcyon Loan Advisors Funding Ltd. 2014-3A AR, 3M USD LIBOR + 1.100%, FRN — 1.322% 10/22/2025(d)(e)	1,195,465	1,195,799
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(e)	14,313,441	14,435,455
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(e)	42,166,262	42,547,655
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, 3M USD LIBOR + 1.530%, FRN — 1.754% 10/20/2029(d)(e)	7,430,000	7,424,925
Ivy Hill Middle Market Credit Fund X Ltd. 10A A1AR, 3M USD LIBOR + 1.250%, FRN — 1.473% 7/18/2030(d)(e)	26,085,000	26,079,105
Madison Park Funding X Ltd. 2012-10A AR3, 3M USD LIBOR + 1.010%, FRN — 1.210% 1/20/2029(d)(e)	98,140,000	98,148,833
Madison Park Funding XI Ltd 2013-11A AR2, 3M USD LIBOR + 0.900%, FRN — 1.005% 7/23/2029(d)(e)	96,000,000	96,009,888
Madison Park Funding XXV Ltd 2017-25A A1R, 3M USD LIBOR + 0.970%, FRN — 1.000% 4/25/2029(d)(e)	74,465,000	74,465,000

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Magnetite XVI Ltd. 2015-16A AR, 3M USD LIBOR + 0.800%, FRN — 1.023% 1/18/2028(d)(e)	$10,349,468	$10,338,249
Nassau Ltd. 2017-IA A1AS, 3M USD LIBOR + 1.150%, FRN — 1.391% 10/15/2029(d)(e)	24,398,000	24,331,149
Ocean Trails CLO IX 2020-9A A1, 3M USD LIBOR + 1.870%, FRN — 2.153% 10/15/2029(d)(e)	4,750,000	4,762,416
Ocean Trails CLO X 2020-10A A1, 3M USD LIBOR + 1.550%, FRN — 1.744% 10/15/2031(d)(e)	54,186,000	54,265,708
Octagon Investment Partners 35 Ltd. 2018-1A A1A, 3M USD LIBOR + 1.060%, FRN — 1.284% 1/20/2031(d)(e)	44,563,000	44,563,401
Owl Rock Technology Financing LLC 2020-1A A, 3M USD LIBOR + 2.950%, FRN — 0.000% 1/15/2031(d)(e)	70,826,000	70,694,830
Saranac CLO III Ltd. 2014-3A ALR, 3M USD LIBOR + 1.600%, FRN — 1.787% 6/22/2030(d)(e)	25,900,433	25,914,652
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170%, FRN — 1.364% 5/15/2026(d)(e)	3,922,335	3,923,347
Sound Point CLO XVII Ltd. 2017-3A A1A, 3M USD LIBOR + 1.220%, FRN — 1.444% 10/20/2030(d)(e)	2,685,000	2,685,083
Sound Point CLO XVII Ltd. 2017-3A A1B, 3M USD LIBOR + 1.220%, FRN — 1.444% 10/20/2030(d)(e)	3,435,000	3,435,106
Stratus CLO Ltd. 2020-2A A, 3M USD LIBOR + 1.300%, FRN — 1.568% 10/15/2028(d)(e)	43,805,000	43,819,412
Telos CLO Ltd. 2014-5A A1R, 3M USD LIBOR + 0.950%, FRN — 1.173% 4/17/2028(d)(e)	19,979,643	19,979,603
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300%, FRN — 1.523% 7/17/2026(d)(e)	5,142,089	5,142,943
Telos CLO Ltd. 2013-3A BR, 3M USD LIBOR + 2.000%, FRN — 2.223% 7/17/2026(d)(e)	20,894,000	20,894,439
THL Credit Wind River CLO Ltd. 2016-1A AR, 3M USD LIBOR + 1.050%, FRN — 1.291% 7/15/2028(d)(e)	22,164,337	22,165,601
TICP CLO III-2 Ltd. 2018-3R A, 3M USD LIBOR + 0.840%, FRN — 1.064% 4/20/2028(d)(e)	6,827,480	6,827,882
VCO CLO LLC 2018-1A A, 3M USD LIBOR + 1.500%, FRN — 1.724% 7/20/2030(d)(e)	16,840,859	16,843,049
VCP CLO II Ltd. 2021-2A A1, 3M USD LIBOR + 1.670%, FRN — 1.864% 4/15/2031(d)(e)	101,155,000	101,154,191
Venture XX CLO Ltd. 2015-20A AR, 3M USD LIBOR + 0.820%, FRN — 1.061% 4/15/2027(d)(e)	15,667,922	15,668,611
Venture Xxv Clo Ltd. 2016-25A ARR, 3M USD LIBOR + 1.020%, FRN — 1.244% 4/20/2029(d)(e)	35,402,000	35,328,789

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Vericrest Opportunity Loan Transferee LLC 2014-NPL4 A1 — 3.967% 4/25/2050(e)(g)	$7,573,738	$7,579,341
Wellfleet CLO Ltd. 2016-1A AR, 3M USD LIBOR + 0.910%, FRN — 1.134% 4/20/2028(d)(e)	20,002,143	19,986,361
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(e)	1,065,546	1,066,279
Whitebox CLO II Ltd. 2020-2A A1, 3M USD LIBOR + 1.750%, FRN — 1.992% 10/24/2031(d)(e)	61,457,000	61,696,621
Woodmont Trust, 3M USD LIBOR + 2.000%, FRN — 2.223% 10/18/2032(d)(e)	82,754,000	83,181,176
Zais CLO 14 Ltd. 2020-14A A1A, 3M USD LIBOR + 1.400%, FRN — 1.637% 4/15/2032(d)(e)	52,951,000	52,957,990
Zais CLO 7 LLC 2017-2A A, 3M USD LIBOR + 1.290%, FRN — 1.531% 4/15/2030(d)(e)	15,314,220	15,314,312
		$2,407,868,405
CREDIT CARD — 1.8%
American Express Credit Account Master Trust 2019-2 A — 2.670% 11/15/2024	$16,863,000	$17,288,632
Barclays Dryrock Issuance Trust 2019-1 A — 1.960% 5/15/2025	57,546,000	58,794,915
Capital One Multi-Asset Execution Trust 2019-A2 A2 — 1.720% 8/15/2024	2,495,000	2,545,706
Synchrony Card Funding LLC 2019-A2 A — 2.340% 6/15/2025	114,518,000	117,325,157
		$195,954,410
EQUIPMENT — 8.7%
ARI Fleet Lease Trust 2018-B A3 — 3.430% 8/16/2027(e)	$4,478,000	$4,587,541
Avis Budget Rental Car Funding AESOP LLC 2017-2A A — 2.970% 3/20/2024(e)	8,580,000	8,928,853
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.450% 3/20/2023(e)	13,010,000	13,304,271
CCG Receivables Trust 2020-1 A2 — 0.540% 12/14/2027(e)	35,746,000	35,798,146
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(e)	12,345,025	12,236,743
Daimler Trucks Retail Trust 2020-1 A3 — 1.220% 9/15/2023	3,000,000	3,005,688
Daimler Trucks Retail Trust 2019-1 A4 — 2.790% 5/15/2025(e)	23,397,000	23,953,343
Dell Equipment Finance Trust 2021-1 A2 — 0.330% 5/22/2026(e)	71,000,000	70,904,690
Dell Equipment Finance Trust 2019-2 B — 2.060% 10/22/2024(e)	21,992,000	22,338,820
Enterprise Fleet Financing LLC 2020-1 A2 — 1.780% 12/22/2025(e)	27,888,807	28,272,615
GreatAmerica Leasing Receivables Funding LLC 2019-1 A4 — 3.210% 2/18/2025(e)	10,720,000	11,117,433
GreatAmerica Leasing Receivables Funding LLC Series 2021-1 A2 — 0.270% 6/15/2023(e)	29,084,000	29,041,613

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
GreatAmerica Leasing Receivables Funding LLC Series 2020-1 A3 — 1.760% 8/15/2023(e)	$19,348,000	$19,659,035
HPEFS Equipment Trust 2021-1A A2 — 0.270% 3/20/2031(e)	36,000,000	35,948,156
HPEFS Equipment Trust 2020-2A B — 1.200% 7/22/2030(e)	11,900,000	11,986,586
HPEFS Equipment Trust 2020-1A B — 1.890% 2/20/2030(e)	14,442,000	14,669,638
HPEFS Equipment Trust 2019-1A C — 2.490% 9/20/2029(e)	7,000,000	7,139,590
Hyundai Floorplan Master Owner Trust 2019-1 A — 2.680% 4/15/2024(e)	72,260,000	73,899,551
John Deere Owner Trust 2019 A A4 — 3.000% 1/15/2026	13,310,000	13,754,545
Kubota Credit Owner Trust 2020-1A A3 — 1.960% 3/15/2024(e)	1,420,000	1,451,066
MMAF Equipment Finance LLC 2020-A A2 — 0.740% 4/9/2024(e)	7,067,335	7,082,308
Navistar Financial Dealer Note Master Trust 2020-1 A, 1M USD LIBOR + 0.950%, FRN — 1.059% 7/25/2025(d)(e)	62,562,000	62,854,602
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.070% 10/15/2024(e)	47,353,000	48,505,572
Prop Series 2017-1A — 5.300% 3/15/2042(c)	19,769,250	17,990,018
Verizon Owner Trust 2019 A B — 3.020% 9/20/2023	18,870,000	19,423,076
Verizon Owner Trust 2020-A A1A — 1.850% 7/22/2024	108,593,000	110,713,039
Verizon Owner Trust 2019-C A1A — 1.940% 4/22/2024	79,492,000	80,858,006
Verizon Owner Trust 2019-C B — 2.060% 4/22/2024	42,152,000	43,123,427
Verizon Owner Trust 2019-B B — 2.400% 12/20/2023	42,076,000	43,090,797
Volvo Financial Equipment LLC 2020-1A A3 — 0.510% 10/15/2024(e)	2,370,000	2,373,614
Volvo Financial Equipment LLC Series 2019-2A A3 — 2.040% 11/15/2023(e)	2,720,000	2,768,355
Volvo Financial Equipment LLC Series 2019-1A A4 — 3.130% 11/15/2023(e)	17,060,000	17,637,807
Wheels SPV 2 LLC 2019-1A A3 — 2.350% 5/22/2028(e)	32,817,000	33,497,946
		$931,916,490
OTHER — 9.7%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(e)	$37,774,000	$37,918,561
ABPCI Direct Lending Fund IX LLC 2020-9A A1, 3M USD LIBOR + 1.950%, FRN — 2.190% 11/18/2031(d)(e)	26,475,000	26,601,736
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL1 A, 1M USD LIBOR + 0.970%, FRN — 1.100% 12/15/2035(d)(e)	13,816,000	13,746,964
BDS Ltd. 2019-FL4 A, 1M USD LIBOR + 1.100%, FRN — 1.208% 8/15/2036(d)(e)	38,345,000	38,296,796
CBAM Ltd. 2017-3A A, 3M USD LIBOR + 1.230%, FRN — 1.453% 10/17/2029(d)(e)	49,072,000	49,088,488

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Conn's Receivables Funding LLC 2020-A B — 4.270% 6/16/2025(e)	$17,673,000	$17,826,078
Finance of America HECM Buyout 2021-HB1 A, VRN — 0.875% 2/25/2031(d)(e)	26,937,706	26,931,688
Grand Avenue CRE Ltd. 2019-FL1 AS, 1M USD LIBOR + 1.050%, FRN — 1.606% 6/15/2037(d)(e)	20,615,000	20,602,064
HERA Commercial Mortgage Ltd. 2021-FL1 A, 1M USD LIBOR + 1.050%, FRN — 1.170% 2/18/2038(d)(e)	54,659,000	54,673,851
Laurel Road Prime Student Loan Trust 2020-A A1FX — 0.720% 11/25/2050(e)	2,859,963	2,861,031
LCM XX LP 20A AR, 3M USD LIBOR + 1.040%, FRN — 1.264% 10/20/2027(d)(e)	6,968,326	6,969,434
MF1 Ltd. 2020-FL4 A, 1M USD LIBOR + 1.700%, FRN — 1.806% 11/15/2035(d)(e)	17,415,000	17,539,294
Monroe Capital ABS Funding Ltd. 2021-1A A2 — 2.815% 4/22/2031(c)(e)	43,962,000	43,687,237
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2020-APT1 AT1 — 1.035% 12/16/2052(e)	21,590,000	21,571,182
New Residential Mortgage LLC 2018-FNT1 A — 3.610% 5/25/2023(e)	17,258,004	17,262,092
New Residential Mortgage LLC 2018-FNT2 A — 3.790% 7/25/2054(e)	21,090,622	21,097,723
NRZ Advance Receivables Trust 2015-ON1 2020-T3 AT3 — 1.317% 10/15/2052(e)	25,252,000	25,252,596
Oasis Securitization Funding LLC 2021-1A A — 2.579% 2/15/2033(e)	11,161,000	11,159,214
Ocwen Master Advance Receivables Trust 2020-T1 AT1 — 1.278% 8/15/2052(e)	83,817,000	83,819,305
OFSI BSL VIII Ltd. 2017-1A AR, 3M USD LIBOR + 1.000%, FRN — 1.124% 8/16/2029(d)(e)	82,243,000	82,242,342
Oportun Funding XIV LLC 2021-A A — 1.210% 3/8/2028(e)	10,137,000	10,124,978
OZLM Funding Ltd. 2012-1A A1R3, 3M USD LIBOR + 0.970%, FRN — 1.089% 7/22/2029(d)(e)	91,857,000	91,853,693
Palmer Square Loan Funding Ltd. 2021-1A A1, 3M USD LIBOR + 0.900%, FRN — 1.055% 4/20/2029(d)(e)	72,681,000	72,733,839
Palmer Square Loan Funding Ltd. 2018-4A A1, 3M USD LIBOR + 0.900%, FRN — 1.094% 11/15/2026(d)(e)	2,281,370	2,281,991
Parliament Funding II Ltd. 2020-1A A, 3M USD LIBOR + 2.450%, FRN — 2.674% 8/12/2030(d)(e)	35,532,000	35,760,862
PFS Financing Corp. 2020-F A — 0.930% 8/15/2024(e)	39,085,000	39,302,262
PFS Financing Corp. 2020-B A — 1.210% 6/15/2024(e)	40,184,000	40,560,211
PFS Financing Corp. 2020-F B — 1.420% 8/15/2024(e)	4,352,000	4,375,039
PFS Financing Corp. 2020-B B — 1.710% 6/15/2024(e)	5,831,000	5,886,203
PFS Financing Corp. 2019-A A2 — 2.860% 4/15/2024(e)	21,097,000	21,624,174

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
PFS Financing Corp. 2019-A B — 3.130% 4/15/2024(e)	$4,897,000	$5,021,043
PFS Financing Corp. 2018-F B — 3.770% 10/15/2023(e)	5,641,000	5,725,360
SMB Private Education Loan Trust 2021-A A1, 1M USD LIBOR + 0.500%, FRN — 0.606% 1/15/2053(d)(e)	9,244,281	9,244,241
SpringCastle America Funding LLC 2020-AA A — 1.970% 9/25/2037(e)	34,350,176	34,789,003
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A, 1M USD LIBOR + 1.130%, FRN — 1.238% 11/15/2037(d)(e)	13,310,042	13,319,840
TRTX Issuer Ltd. 2019-FL3 A, 1M USD LIBOR + 1.150%, FRN — 1.258% 10/15/2034(d)(e)	13,089,000	13,101,041
TVEST 2020A LLC 2020-A A — 4.500% 7/15/2032(e)	11,912,560	12,030,810
		$1,036,882,266
TOTAL ASSET-BACKED SECURITIES (Cost $6,197,423,039)		$6,231,330,467
CORPORATE BONDS & NOTES — 1.0%
BASIC MATERIALS — 0.5%
PT Boart Longyear Management Pty Ltd. PIK, 10.00% Cash or 12.00% PIK — 10.000% 12/31/2022	$76,858,053	$58,412,120
COMMUNICATIONS — 0.1%
Frontier Communications Corp. — 5.875% 10/15/2027(e)	$5,925,000	$6,273,094
CONSUMER, NON-CYCLICAL — 0.4%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary PIK — 11.500% 6/30/2024	$45,754,188	$45,411,032
TOTAL CORPORATE BONDS & NOTES (Cost $127,370,792)		$110,096,246
CORPORATE BANK DEBT — 3.2%
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 3.500% — 4.000% 9/29/2024(b)	$36,016,097	$35,881,036
Asurion LLC, 1M USD LIBOR + 3.000% — 3.109% 11/3/2024(b)(d)	52,169,826	51,941,844
Boart Longyear Management Pty Ltd. TL — 10.000% 10/21/2022(b)	5,612,364	5,504,158
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 0.000% 11/12/2027(d)(h)	2,856,840	—
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027(b)(d)	15,898,314	15,898,314
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024(b)(d)	17,885,655	17,866,518

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Frontier Communications Corp. 2020 Dip Exit Term Loan, 1M USD LIBOR + 2.750% — 5.750% 10/8/2021(b)(d)	$23,799,000	$23,828,749
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022(b)	30,859,000	30,781,852
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023(b)(d)	27,218,054	68,045
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024(b)(d)	13,871,793	13,316,921
MB2LTL, 2M USD LIBOR + 9.250% — 10.250% 11/30/2023(b)(c)(d)	6,816,000	6,828,201
McDermott Super Senior Exit Lc — 5.000% 6/30/2024(b)(d)(h)	16,770,000	(1,928,550)
Mediaco Holding, Inc. Class A 6.40000%, 6.400% — 8.400% 11/25/2024(b)(c)(d)(i)	12,190,000	11,336,700
OTG Management, LLC 10.000%, 3M USD LIBOR + 7.000% — 8.000% 8/26/2021(b)(c)	2,013,374	1,825,164
OTG Management, LLC 8.000%, 3M USD LIBOR + 7.000% — 10.000% 8/26/2021(b)(c)	754,365	683,847
OTGTL, 3M USD LIBOR + 7.000% — 10.000% 8/26/2021(b)(c)(d)	25,567,420	23,177,378
Packers Holdings LLC 2020 Incremental Term Loan, 1M USD LIBOR + 4.000% — 4.750% 12/4/2024(b)(d)	1,939,095	1,916,078
Packers Holdings, LLC First Lien, 1M USD LIBOR + 3.000% — 4.000% 12/4/2024(b)(d)	3,500,883	3,459,327
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023(b)(d)	24,360,855	23,386,420
Solera Holdings, Inc. USD Term Loan B, 1M USD LIBOR + 2.750% — 2.859% 3/3/2023(b)(d)	54,803,264	54,437,726
Tech Data Corp. ABL Term Loan, 1M USD LIBOR + 3.500% — 3.609% 6/30/2025(b)(d)	12,313,249	12,341,446
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027(b)(d)	13,372,756	13,372,756
TOTAL CORPORATE BANK DEBT (Cost $351,022,517)		$345,923,930

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. TREASURIES — 23.6%
U.S. Treasury Bills — 0.010% 4/29/2021(f)	$250,000,000	$249,996,575
U.S. Treasury Notes — 0.250% 3/15/2024	1,550,212,000	1,546,036,504
U.S. Treasury Notes — 0.375% 11/30/2025	748,546,000	732,174,625
TOTAL U.S. TREASURIES (Cost $2,545,252,579)		$2,528,207,704
TOTAL BONDS & DEBENTURES — 100.7% (Cost $10,835,102,782)		$10,799,727,008
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $10,891,986,583)		$10,861,964,465
SHORT-TERM INVESTMENTS — 0.3%
State Street Bank Repurchase Agreement — 0.00% 4/1/2021 (Dated 03/31/2021, repurchase price of $33,357,000, collateralized by $34,036,200 principal amount U.S. Treasury Notes — 0.125% 2023, fair value $34,024,219)	$33,357,000	$33,357,000
TOTAL SHORT-TERM INVESTMENTS (Cost $33,357,000)		$33,357,000
TOTAL INVESTMENTS — 101.6% (Cost $10,925,343,583)		$10,895,321,465
Other Assets and Liabilities, net — (1.6)%		(172,320,447)
NET ASSETS — 100.0%		$10,723,001,018

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021
(Unaudited)

(a)  Non-income producing security.

(b)  Restricted securities. These restricted securities constituted 3.81% of total net assets at March 31, 2021, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(d)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of March 31, 2021. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(g)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2021.

(h)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(i)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 0.19% of total net assets at March 31, 2021.

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

March 31, 2021
(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 3.500% — 4.000% 9/29/2024	03/06/2020, 03/12/2020, 02/02/2021, 03/17/2021, 03/18/2021	$35,618,980	$35,881,036	0.33%
Asurion LLC, 1M USD LIBOR + 3.000% — 3.109% 11/3/2024	09/29/2020, 10/02/2020, 10/05/2020, 10/26/2020, 10/27/2020, 01/06/2021, 03/01/2021, 03/02/2021	51,738,863	51,941,844	0.48%
Boart Longyear Management Pty Ltd. TL — 10.000% 10/21/2022	09/30/2020, 12/31/2020, 03/31/2020	5,552,648	5,504,158	0.05%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027	11/12/2020	15,747,568	15,898,314	0.15%
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024	07/31/2020, 08/03/2020/ 08/04/2020, 09/28/2020, 09/29/2020, 10/02/2020, 10/28/2020	17,899,479	17,866,518	0.17%
Copper Earn Out Trust	12/07/2020	—	624,249	0.01%
Copper Property CTL Pass Through Trust	10/05/2017, 10/06/2017, 10/11/2017, 11/19/2018, 11/27/2018, 01/11/2019, 02/08/2019, 03/11/2019, 05/29/2019, 06/08/2020	25,752,396	8,323,328	0.08%
Frontier Communications Corp. 2020 Dip Exit Term Loan, 1M USD LIBOR + 2.750% — 5.750% 10/8/2021	10/01/2020, 11/19/2020	23,676,491	23,828,749	0.22%
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022	12/23/2020, 02/25/2021	30,720,246	30,781,852	0.29%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023	02/03/2021 3/31/2020, 6/30/2020,	—	68,045	0.00%
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024	9/30/2020, 12/31/2020	13,812,443	13,316,921	0.12%
MB2LTL, 2M USD LIBOR + 9.250% — 10.250% 11/30/2023	—	6,768,187	6,828,201	0.06%
McDermott Super Senior Exit Lc — 5.000% 6/30/2024	02/28/2020	(128,385)	(1,928,550)	(0.02)%

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

March 31, 2021
(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Mediaco Holding, Inc. Class A 6.40000%, 6.400% — 8.400% 11/25/2024	08/27/2020	$12,096,049	$11,336,700	0.11%
OTG Management, LLC 10.000%, 3M USD LIBOR + 7.000% — 8.000% 8/26/2021	10/07/2020, 12/31/2020, 03/31/2021	2,013,374	1,825,164	0.02%
OTG Management, LLC 8.000%, 3M USD LIBOR + 7.000% — 10.000% 8/26/2021	10/07/2020, 11/05/2020, 02/05/2021	754,365	683,847	0.01%
OTGTL, 3M USD LIBOR + 7.000% — 10.000% 8/26/2021	12/31/2020, 03/31/2021	25,488,553	23,177,378	0.22%
PHI Group, Inc.	08/19/2019	9,504,696	16,854,992	0.16%
PHI Group, Inc., Restricted	08/19/2019	21,626,709	36,434,888	0.34%
Packers Holdings LLC 2020 Incremental Term Loan, 1M USD LIBOR + 4.000% — 4.750% 12/4/2024	11/24/2020, 01/19/2021	1,958,486	1,916,078	0.02%
Packers Holdings, LLC First Lien, 1M USD LIBOR + 3.000% — 4.000% 12/4/2024	10/30/2020, 11/19/2020	3,457,122	3,459,327	0.03%
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023	3/31/2020, 6/30/2020, 10/1/2020, 12/31/2020	24,200,606	23,386,420	0.22%
Solera Holdings, Inc. USD Term Loan B, 1M USD LIBOR + 2.750% — 2.859% 3/3/2023	11/12/2020, 11/13/2020, 11/19/2020, 11/20/2020, 01/06/2021, 02/02/2021, 02/03/2021, 03/04/2021, 03/10/2021, 03/11/2021, 03/12/2021	54,583,130	54,437,726	0.51%
Tech Data Corp. ABL Term Loan, 1M USD LIBOR + 3.500% — 3.609% 6/30/2025	10/30/2020, 11/02/2020	12,202,750	12,341,446	0.11%
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027	08/11/2020	12,875,106	13,372,756	0.12%
TOTAL RESTRICTED SECURITIES		$407,919,862	$408,161,387	3.81%

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $10,891,986,583)	$10,861,964,465
Short-term investments — repurchase agreements	33,357,000
Cash	1,950,624
Receivable for:
Capital Stock sold	37,225,497
Interest	19,386,593
Prepaid expenses and other assets	110,447
Total assets	10,953,994,626
LIABILITIES
Payable for:
Investment securities purchased	215,078,906
Capital Stock repurchased	12,268,417
Advisory fees	2,978,414
Distributions from net investment income	627
Accrued expenses and other liabilities	667,244
Total liabilities	230,993,608
NET ASSETS	$10,723,001,018
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 1,500,000,000 shares; outstanding 1,071,336,483 shares	$10,713,365
Additional Paid-in Capital	11,127,571,974
Distributable earnings	(415,284,321)
NET ASSETS	$10,723,001,018
NET ASSET VALUE
Offering and redemption price per share	$10.01

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2021
(Unaudited)

INVESTMENT INCOME
Dividends	$10,861
Interest	97,997,570
Total investment income	98,008,431
EXPENSES
Advisory fees	24,120,083
Transfer agent fees and expenses	1,819,740
Administrative services fees	220,704
Other professional fees	202,867
Reports to shareholders	168,773
Filing fees	166,844
Custodian fees	117,445
Director fees and expenses	117,300
Legal fees	103,593
Audit and tax services fees	25,044
Other	28,196
Total expenses	27,090,589
Reimbursement from Adviser	(3,204,099)
Net expenses	23,886,490
Net investment income	74,121,941
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	12,391,922
Investments in foreign currency transactions	(555)
Net change in unrealized appreciation (depreciation) of:
Investments	(5,594,559)
Net realized and unrealized gain	6,796,808
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,918,749

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$74,121,941	$177,917,580
Net realized gain	12,391,367	48,161,567
Net change in unrealized depreciation	(5,594,559)	(49,349,614)
Net increase in net assets resulting from operations	80,918,749	176,729,533
Distributions to shareholders	(78,811,624)	(182,547,346)
Capital Stock transactions:
Proceeds from Capital Stock sold	3,715,769,193	4,296,352,338
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	68,243,960	161,454,134
Cost of Capital Stock repurchased	(1,710,027,879)	(3,132,483,801)
Net increase from Capital Stock transactions	2,073,985,274	1,325,322,671
Total change in net assets	2,076,092,399	1,319,504,858
NET ASSETS
Beginning of period	8,646,908,619	7,327,403,761
End of period	$10,723,001,018	$8,646,908,619
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	370,964,492	430,585,641
Shares issued to shareholders upon reinvestment of dividends and distributions	6,817,406	16,215,609
Shares of Capital Stock repurchased	(170,718,544)	(315,133,932)
Change in Capital Stock outstanding	207,063,354	131,667,318

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2021		Year Ended September 30,
	(Unaudited)		2020		2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of period	$10.00		$10.00		$9.94	$10.05	$10.06	$10.08
Income from investment operations:
Net investment income(a)	0.08		0.23		0.28	0.29	0.25	0.19
Net realized and unrealized gain (loss) on investment securities	0.01		0.01	(b)	0.13	(0.18)	0.01	(0.04)
Total from investment operations	0.09		0.24		0.41	0.11	0.26	0.15
Less distributions:
Dividends from net investment income	(0.08)		(0.24)		(0.35)	(0.22)	(0.27)	(0.17)
Redemption fees	—		—		—	—	— (c)	— (c)
Net asset value at end of period	$10.01		$10.00		$10.00	$9.94	$10.05	$10.06
Total investment return(d)	0.91%		2.41%		4.20%	1.91%	2.58%	1.52%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$10,723,001		$8,646,909		$7,327,404	$5,704,624	$5,125,433	$5,048,610
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.56	%(e)	0.57%		0.57%	0.58%	0.59%	0.58%
After reimbursement from Adviser	0.49	%(e)	0.49	%(f)	0.50%	0.49%	0.49%	0.55%
Ratio of net investment income to average net assets
Before reimbursement from Adviser	1.47	%(e)	2.24%		2.73%	2.88%	2.45%	1.87%
After reimbursement from Adviser	1.53	%(e)	2.32%		2.80%	2.96%	2.55%	1.90%
Portfolio turnover rate	94	%(e)	54%		25%	29%	59%	44%

(a)  Per share amount is based on average shares outstanding.

(b)  Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

(c)  Rounds to less than $0.01 per share.

(d)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(e)  Annualized.

(f)  Includes voluntary fee waiver which reduced the ratio of expenses to average net assets after reimbursement from Adviser by 0.01%.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2021
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted the standard for the current fiscal year and the changes are incorporated into the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transaction to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2022. As of March 31, 2021, the guidance did not have a material impact on the Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $8,422,192,886 for the period ended March 31, 2021. The proceeds and cost of securities sold resulting in net realized gains of $12,391,922 aggregated $4,273,814,387 and $4,261,422,465, respectively, for the period ended March 31, 2021.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, as of December 18, 2020, the Adviser has contractually agreed to reimburse expenses in excess of 0.49% of the average daily net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through January 31, 2022. Prior to December 18, 2020, the reimbursement rate was 0.50% of the average daily net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business). The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.5% of the first $15 million and 1% of the remaining average net assets of the Fund for the year. The Advisor has agreed with respect to the Fund to voluntarily waive advisory fees to limit expenses in excess of 0.47% of the average net assets of the Fund. This Agreement is for the period commencing March 31, 2021 and terminating on March 31, 2022. This Agreement may be terminated at any time by the Fund's Board of Directors and will terminate automatically in the event of the termination of the New Investment Advisory Agreement. Any amendment to this agreement shall be in writing signed by the parties hereto.

For the period ended March 31, 2021, the Fund paid aggregate fees and expenses of $117,300 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2021 was $10,925,796,263 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at March 31, 2021, for federal income tax purposes was $80,184,999 and $110,659,797, respectively resulting in net unrealized depreciation of $30,474,798. As of and during the period ended March 31, 2021, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2021:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	$53,289,880	—	—	$53,289,880
Retailing	—	—	$8,947,577	8,947,577
Commercial Mortgage-Backed Securities
Agency	—	$97,985,367	—	97,985,367
Agency Stripped	—	108,859,093	—	108,859,093
Non-Agency	—	607,708,566	—	607,708,566
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	60,056,369	—	60,056,369
Agency Pool Adjustable Rate	—	393,231	—	393,231
Agency Pool Fixed Rate	—	10,391,916	—	10,391,916
Agency Stripped	—	316,461	—	316,461
Non-Agency	—	27,546,889	—	27,546,889
Non-Agency Collateralized Mortgage Obligation	—	628,440,198	42,470,571	670,910,769

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	—	$1,658,708,896	—	$1,658,708,896
Collateralized Loan Obligation	—	2,351,502,405	$56,366,000	2,407,868,405
Credit Card	—	195,954,410	—	195,954,410
Equipment	—	913,926,472	17,990,018	931,916,490
Other	—	993,195,029	43,687,237	1,036,882,266
Corporate Bonds & Notes	—	110,096,246	—	110,096,246
Corporate Bank Debt	—	302,072,640	43,851,290	345,923,930
U.S. Treasuries	—	2,528,207,704	—	2,528,207,704
Short-Term Investment	—	33,357,000	—	33,357,000
	$53,289,880	$10,628,718,892	$213,312,693	$10,895,321,465

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2021:

Investments	Beginning Value at September 30, 2020	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at March 31, 2021	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2021
Common Stocks	$27,596,545	$8,888,515	$25,752,396	—	$(53,289,879)	$8,947,577	$8,888,516
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	62,651,413	95,626	34,504,669	$(3,938,992)	(50,842,145)	42,470,571	95,295
Residential Mortgage- Backed Non-Agency	30,251,492	241,813	—	(2,946,416)	(27,546,889)	—	241,722
Asset-Backed Securities Collateralized Loan Obligation	90,925,238	417,573	56,366,000		(91,342,811)	56,366,000	417,573
Asset-Backed Securities Equipment	15,995,601	2,472,763	—	(478,346)	—	17,990,018	2,472,334
Asset-Backed Securities Others	—	(260,155)	43,947,392	—	—	43,687,237	(260,165)
Corporate Bank Debt	56,768,106	111,335	19,801,232	(17,987,933)	(14,841,450)	43,851,290	(65,613)
	$284,188,395	$11,967,470	$180,371,689	$(25,351,687)	$(237,863,174)	$213,312,693	$11,789,662

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of March 31, 2021:

Financial Assets	Fair Value at March 31, 2021	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Common Stocks	$8,947,577	Pricing Model (a)	Quotes/Prices	$9.00-$16.00	$15.51
Residential Mortgage-Backed Securities — Non-Agency Collateralized Mortgage Obligation	$42,470,571	Third-Party Broker Quote (b)	Quotes/Prices	$100.00-$100.55	$100.10
Asset-Backed Securities — Collateralized Loan Obligation	$56,366,000	Third-Party Broker Quote (b)	Quotes/Prices	$100.00	$100.00
Asset-Backed Securities — Equipment	$17,990,018	Third-Party Broker Quote (b)	Quotes/Prices	$91.00	$91.00
Asset-Backed Securities — Other	$43,687,237	Third-Party Broker Quote (b)	Quotes/Prices	$99.38	$99.38
Corporate Bank Debt	$32,514,590	Pricing Vendor	Prices	$90.65-$100.179	$92.65
	$11,336,700	Pricing Model (c)	Amortized Cost	$93.00	$93.00

(a)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(c)  The Pricing Model technique for Level 3 securities involves amortized cost. If the financial condition of the underlying assets were to deteriorate, of if the market comparables were to fall, the value of the investment could be lower.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$33,357,000	$(33,357,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $34,024,219 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 8 — Commitments

As of March 31, 2021, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$19,626,840

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2021
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2020	$1,000.00	$1,000.00
Ending Account Value March 31, 2021	$1,009.10	$1,022.49
Expenses Paid During Period*	$2.45	$2.47

*  Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2021 (182/365 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2016), and Director of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2015), and Director of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	1999	Senior Associate Dean, (2003-Present), Interim Dean (2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum, and Wedbush Capital

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2012), and Director of Bragg Capital Trust (since 2020).	7	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2004	Partner of FPA. Formerly Chief Executive Officer of the Fund (until 2015). Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2015

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA NEW INCOME, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2020 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: June 3, 2021

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date: June 3, 2021